SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                             _____________________


                                   FORM 8-K

                                CURRENT REPORT


                    Pursuant to Section 12 or 15(d) of the

                        Securities Exchange Act of 1934


     Date of Report (Date of earliest event reported) April 12, 1999

                         MERIT Securities Corporation

              (Exact name of registrant as specified in charter)


         Virginia                    03992                  54-1736551

     (State or other              (Commission              (IRS Employer
       jurisdiction              File Number)           Identification No.)
    of incorporation)


                  10900 Nuckols Road, 3rd Floor, Glen Allen, Virginia  23060

           (Address of principal executive offices)  (Zip Code)


       Registrant's telephone number, including area code (804) 217-5800

Item 1.    Changes in Control of Registrant.
           Not Applicable.

Item 2.    Acquisition or Disposition of Assets.
           Not Applicable.

Item 3.    Bankruptcy or Receivership.
           Not Applicable.

Item 4.    Changes in Registrant's Certifying Accountant.
           Not Applicable.

Item 5.    Other Events.

     On March 29, 1999, the Registrant issued $294,952,000 initial principal balance of its Collateralized Mortgage Bonds, Series 12, Class1- A1, Class 1-A2, Class 1A3, Class 1-M1 and Class 1-M2 (the "Bonds") pursuant to the Series 12 Supplement dated as of March 1, 1999 (the "Series 12 Supplement"), to the
Indenture dated as of November 1, 1996 (the "Original Indenture" and, collectively with the Series 12 Supplement, the "Indenture"), between the Registrant and Chase Bank of Texas National Association, as trustee (the "Trustee"). Capitalized terms used but not defined herein shall have the meanings assigned to them in the Indenture. The Bonds were issued with the initial principal amount as set forth below. The Class Interest Rates and the Stated Maturities of the Bonds are as follows:


Designation       Principal Amount  Rate       Maturity (with Call/without Call)
Class 1-A1        $  71,000,000     6.16%            1.0/1.0 years
Class 1-A2        $  40,750,000     6.19%            2.5/2.5 years
Class 1-A3        $128,327,000      6.45%            4.6/7.6 years
Class 1-M1        $  30,867,000     6.88%            5.0/9.6 years
Class 1-M2        $  24,008,000     7.35%            5.0/8.6 years


     As security for the Bonds, the Registrant pledged a pool of fully amortizing Loans to the Trustee pursuant to the Indenture. The Loans were purchased by the Registrant in a privately-negotiated transaction with Issuer Holding Corp. ("IHC") pursuant to a Sales Agreement dated September 20, 1996, between the Registrant and RMCI.

      The Bonds  have been sold by the  Registrant  to Greenwich Capital Markets
Inc.  (the   "Underwriter")   pursuant  to  an  Underwriting
Agreement dated as of September 20, 1996, among the Underwriter, the Registrant and RMCI.

      The description of the Mortgage Loans pledged to the Trustee pursuant to the Indenture begins on the following page. The amounts contained in the following tables have been rounded to the nearest dollar amount or percentage, as applicable. Asterisks (*) in the following tables indicate values between 0.0% and 0.5%.

                                  SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

April 12, 1998                         MERIT SECURITIES CORPORATION



                                          By:        Lisa R. Cooke

Description of the Mortgage Pool and Mortgaged Premises

Except as otherwise indicated, the Loans underlying the Merit 12
Securities have the following characteristics as of March 1, 1999 (the "Cut-off Date"):
(Due to rounding conventions in the Scheduled Principal Balance and Percent of Scheduled Principal Balance columns in each of the following tables, column totals may not equal the sum of the amounts in such columns.)


Current Scheduled Principal Balances

Current Scheduled Principal                 Percent of Scheduled Principal
1  -        20,000                          2
20,001  -   30,000                          10
30,001  -   40,000                          18
40,001  -   50,000                          18
50,001  -   60,000                          19
60,001  -   70,000                          13
70,001  -   80,000                          7
80,001  -   90,000                          5
90,001  - 100,000                   3
100,001  - 110,000                          2
110,001  - 120,000                          1
120,001  - 130,000                          1
130,001  - 200,000                          1
Totals:                             100


The average Unpaid Principal Balance is $44,740 , the maximum Unpaid Principal Balance is $197,249 and the minimum Unpaid Principal Balance is $4,244.

Current Note Rates

Current Note Rates (%)              Percent of Scheduled Principal Balance (%)
5.750   -         5.999                     3
6.000   -         6.249                     *
6.250   -          6.499                    4
6.500   -         6.749                     5
6.750   -         6.999                     11
7.000   -         7.249                     1
7.250   -         7.499                     6
7.500   -         7.749                     6
7.750   -         7.999                     10
8.000   -         8.249                     1
8.250   -         8.499                     4
8.500   -         8.749                     4
8.750   -         8.999                     9
9.000   -         9.249                     1
9.250   -         9.499                     4
9.500   -         9.749                     5
9.750   -         9.999                     8
10.000   -        10.249                    1
10.250   -        10.499                    3
10.500   -        10.749                    3
10.750   -        10.999                    4
11.000   -        11.249                    1
11.250   -        11.499                    2
11.500   -        11.749                    1
11.750   -        11.999                    2
12.000   -        12.249                    *
12.250   -        12.499                    *
12.500   -        12.749                    *
12.750   -        12.999                    *
13.000   -        13.249                    *
13.250   -        13.499                    *
13.500   -        13.749                    *
Totals:                             100

The weighted average current interest rate per annum is 8.47%.

Remaining Term to Stated Maturity

         Remaining Term (Months)    Percent of Scheduled Principal Balance (%)
         1        -        200      11
         201      -        320      19
         321      -        330      2
         331      -        340      11
         341      -        350      2
         351      -        355      19
         356      -        360      36
         Totals:                    100


Original Loan To Value

Original Loan To Value(1)
         Original LTV Ratio(%)              Unpaid Principal Balance(%)
         50.00    and      below            1
         50.01    -        55.00            1
         55.01    -        60.00            1
         60.01    -        65.00            1
         65.01    -        70.00            2
         70.01    -            75.00                 3
         75.01    -        80.00            11
         80.01    -        85.00            16
         85.01    -        90.00            34
         90.01    -        95.00            28
         95.01    -         100.00          2
         Totals:                            100

     (1) The Loan-to-Value Ratio of a Contract is equal to the ratio (expressed as a percentage) of the original amount financed and the fair market value of the property at the time of origination. The fair market value of the manufactured homes is the total amount of the related contract plus any cash downpayment and the value of any trade-in and in the case of a land-secured Contract, the value of the land securing the Contract as appraised by an independent appraiser

The weighted average original loan-to-value ratio is 86.37% .

State Distribution of Properties

State Distribution of Properties

State             Unpaid Principal Balance(%)
Texas             17
North Carolina    14
Michigan          11
South Carolina    10
Georgia           9
Kentucky          4
Arkansas          4
Tennessee         4
Virginia          3
West Virginia     3
Ohio              3
Washington        3
Oregon            3
Florida           3
Arizona           2
Oklahoma 1
Mississippi       1
Idaho             1
Alabama           1
Indiana           1
New York          1
Others*           2

Totals:           100


*Others include: California, Colorado, Delaware, Iowa, Kansas,
Maryland, Missouri, Nevada, New Mexico, Pennsylvania,
Rhode Island,  Utah and Vermont.